BANC OF AMERICA FUNDS TRUST

      Supplement to the Prospectus and Statement of Additional Information
                               dated March 1, 2008

                    Banc of America Retirement 2005 Portfolio
                    Banc of America Retirement 2010 Portfolio
                    Banc of America Retirement 2015 Portfolio
                    Banc of America Retirement 2020 Portfolio
                    Banc of America Retirement 2025 Portfolio
                    Banc of America Retirement 2030 Portfolio
                    Banc of America Retirement 2035 Portfolio
                    Banc of America Retirement 2040 Portfolio

               (each a "Portfolio" and together the "Portfolios")


         The second paragraph under the section entitled "Portfolio Holdings Disclosure" in the above prospectus is hereby revised and replaced in its entirety with the following language:

         Each Portfolio's complete portfolio holdings as of a month-end are disclosed approximately 15 calendar days after such month-end.

         The first bullet under the section in the Portfolios' Statement of Additional Information entitled "Disclosure of Portfolio Information - Public Disclosures" is revised and replaced in its entirety with the following:

o For the Portfolios and equity, convertible, balanced and asset allocation Columbia Funds, a complete list of portfolio holdings as of a month-end is posted approximately 15 calendar days after such month-end.

         Additionally, the following is added as the second bullet under the same section in the Portfolios' Statement of Additional Information:

o For small cap and specialty Columbia Funds, a complete list of portfolio holdings as of a month-end is posted approximately 30 calendar days after such month-end.



INT-47/153347-0408                                               April 25, 2008